UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

THE TRAVELERS SERIES TRUST
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  DECEMBER 31
Date of reporting period: JUNE 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders is filed herewith.



[INSERT SHAREHOLDER REPORT]

SEMI-ANNUAL REPORT
JUNE 30, 2004

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
SCHEDULE OF INVESTMENTS.....................................    3
STATEMENT OF ASSETS AND LIABILITIES.........................    8
STATEMENT OF OPERATIONS.....................................    9
STATEMENTS OF CHANGES IN NET ASSETS.........................   10
NOTES TO FINANCIAL STATEMENTS...............................   11
FINANCIAL HIGHLIGHTS........................................   14

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

After a torrid second half of 2003, the equity markets took a breather in the first half of this year. Markets typically abhor uncertainty, so as the year progressed, investors grew increasingly lethargic amid questions over Iraq, global terrorism, a rise in oil prices, interest rates, inflation, and the presidential election. The good news -- solid corporate earnings, the improving economy, renewed job growth, and the still low level of interest rates -- largely was ignored. As a result, stock market returns for the first six months of 2004 generally were modest, as opposed to the strong, double-digit gains late last year.

As was the case in 2003, small- and mid-capitalization stocks generally outperformed their larger brethren in the first half of this year. Value- and growth-oriented stocks frequently traded short-term performance leadership during the past six months, but value stocks slightly outperformed growth stocks over the full six-month period. The performance of foreign stock markets in the first half largely was in-line with that of the broad U.S. market.

Stocks continued to outpace bonds in the first half of the year. Bonds generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, rising rates, and anticipation that the Federal Reserve Bank ("Fed") would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed edged up its federal funds target rate(i) at the end of June to 1.25%. Over the six-month period, bonds generally experienced slightly negative returns.

After a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Index(ii) rose to levels not seen since June of 2002. The domestic unemployment rate held steady for the six-month period, but the rate of job growth slowed following a strong increase in the first three months of the year. Real (inflation-adjusted) gross domestic product ("GDP")(iii) increased at an annual rate of 3.90% in the first fiscal quarter of 2004, the most recent figure available at the close of the period, down slightly from the 4.10% increase in the last quarter of 2003.(iv)

PORTFOLIO PERFORMANCE

Within this environment, the MFS Value Portfolio performed as follows:(1)

During the period ended June 30, 2004, the MFS Value Portfolio returned 3.70%. The Portfolio slightly underperformed its unmanaged benchmark, the Russell 1000 Value Index(v), which returned 3.94%, but outperformed its Lipper large-cap value variable funds category average(2), which was 2.64% over the same period.

                            PERFORMANCE OF THE FUND
                              AS OF JUNE 30, 2004

                                                              6 MONTHS
  MFS Value Portfolio                                            3.70%

  Russell 1000 Value Index                                       3.94%

  Lipper Large-Cap Value Variable Funds Category Average         2.64%

     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     The performance returns set forth above do not reflect the reduction of sales charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges, and surrender charges; which, if reflected, would reduce the performance of the fund.

     Fund performance also reflects fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(1) The fund is an underlying investment option of various variable annuity and life products. Fund performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and life contracts such as administrative fees, account charges, and surrender charges, which if reflected, would reduce the performance of the fund. An investor cannot invest directly in the fund. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 79 funds in the Lipper large-cap value variable funds category.

SPECIAL SHAREHOLDER NOTICE

Effective July 7, 2004, Edward B. Baldini replaced Lisa B. Nurme on the team of Portfolio Managers. Steven R. Gorham remains on the team.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund and variable product industries have come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, revenue sharing and other mutual fund and variable product issues in connection with various investigations. The fund has been informed that Travelers Life & Annuity and its affiliates are responding to those information requests and cooperating with the regulators, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Please note an investor cannot invest directly in an index.

Past performance is no guarantee of future results. The performance returns set forth above do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and life contracts, including, but not limited to, administrative fees, account charges, and surrender charges, which if reflected, would reduce performance.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change. Please refer to pages 3 through 7 for a list and percentage breakdown of the fund's holdings.

The commentary provided is as of July 20, 2004 and is subject to change based on the market and other conditions. The views expressed are those of the portfolio manager and are not intended to be a forecast of future events, a guarantee of future results or investment advice. These views may differ from those of other portfolio managers or the firm as a whole.

(i) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(ii)  Source: June 2004 Consumer Confidence Index, The Conference Board.
(iii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(iv) Source: Bureau of Economic Analysis, U.S. Department of Commerce, June 25, 2004.
(v) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.
 2

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.1%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.3%
HOTELS, RESTAURANTS & LEISURE -- 0.6%
     8,410    McDonald's Corp. ...........................................    $   218,660
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     4,400    Hasbro, Inc. ...............................................         83,600
-----------------------------------------------------------------------------------------
MEDIA -- 6.0%
    19,450    Comcast Corp., Special Class A Shares+......................        537,014
     6,880    Cox Communications, Inc., Class A Shares+...................        191,195
    17,050    Time Warner Inc.+...........................................        299,739
     9,620    Tribune Co. ................................................        438,095
    19,070    Viacom Inc., Class B Shares.................................        681,180
     3,800    The Walt Disney Co. ........................................         96,862
-----------------------------------------------------------------------------------------
                                                                                2,244,085
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.5%
     7,680    The TJX Cos., Inc. .........................................        185,395
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER DISCRETIONARY................................      2,731,740
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.0%
BEVERAGES -- 0.2%
     1,520    PepsiCo, Inc. ..............................................         81,898
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 4.8%
    33,906    Archer-Daniels-Midland Co. .................................        568,943
     9,540    H.J. Heinz Co. .............................................        373,968
    14,850    Kellogg Co. ................................................        621,472
    10,600    Sara Lee Corp. .............................................        243,694
-----------------------------------------------------------------------------------------
                                                                                1,808,077
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
    10,550    Kimberly-Clark Corp. .......................................        695,034
-----------------------------------------------------------------------------------------
TOBACCO -- 2.2%
    16,220    Altria Group, Inc. .........................................        811,811
-----------------------------------------------------------------------------------------
              TOTAL CONSUMER STAPLES......................................      3,396,820
-----------------------------------------------------------------------------------------
ENERGY -- 11.1%
ENERGY EQUIPMENT & SERVICES -- 1.6%
     3,100    GlobalSantaFe Corp. ........................................         82,150
     8,150    Noble Corp.+................................................        308,804
     3,450    Schlumberger Ltd. ..........................................        219,110
-----------------------------------------------------------------------------------------
                                                                                  610,064
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL & GAS -- 9.5%
    13,640    BP PLC, Sponsored ADR.......................................    $   730,695
     1,160    ChevronTexaco Corp. ........................................        109,168
    10,200    ConocoPhillips..............................................        778,158
     2,370    Devon Energy Corp. .........................................        156,420
     2,900    EOG Resources, Inc. ........................................        173,159
    15,160    Exxon Mobil Corp. ..........................................        673,256
     4,450    Total S.A., Sponsored ADR...................................        427,556
    13,210    Unocal Corp. ...............................................        501,980
-----------------------------------------------------------------------------------------
                                                                                3,550,392
-----------------------------------------------------------------------------------------
              TOTAL ENERGY................................................      4,160,456
-----------------------------------------------------------------------------------------
FINANCIALS -- 28.5%
BANKS -- 13.5%
    24,119    Bank of America Corp. ......................................      2,040,950
    18,970    Bank One Corp. .............................................        967,470
    20,750    Mellon Financial Corp. .....................................        608,597
     8,970    PNC Financial Services Group................................        476,128
     4,340    SouthTrust Corp. ...........................................        168,435
    12,650    SunTrust Banks, Inc. .......................................        822,124
-----------------------------------------------------------------------------------------
                                                                                5,083,704
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 9.0%
    15,970    American Express Co. .......................................        820,539
    11,100    Fannie Mae..................................................        792,096
     1,200    Franklin Resources, Inc. ...................................         60,096
    11,290    The Goldman Sachs Group, Inc. ..............................      1,063,066
     5,700    MBNA Corp. .................................................        147,003
     9,270    Merrill Lynch & Co., Inc. ..................................        500,395
-----------------------------------------------------------------------------------------
                                                                                3,383,195
-----------------------------------------------------------------------------------------
INSURANCE -- 6.0%
     3,280    AFLAC, Inc. ................................................        133,857
    12,800    Allstate Corp. .............................................        595,840
     2,560    The Chubb Corp. ............................................        174,541
     5,190    The Hartford Financial Services Group, Inc. ................        356,761
     2,040    Marsh & McLennan Cos., Inc. ................................         92,575
    25,330    MetLife, Inc. ..............................................        908,080
-----------------------------------------------------------------------------------------
                                                                                2,261,654
-----------------------------------------------------------------------------------------
              TOTAL FINANCIALS............................................     10,728,553
-----------------------------------------------------------------------------------------
HEALTHCARE -- 6.3%
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.6%
     3,870    Baxter International, Inc. .................................        133,554
     1,460    Guidant Corp. ..............................................         81,585
-----------------------------------------------------------------------------------------
                                                                                  215,139
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.7%
    11,000    Abbott Laboratories.........................................    $   448,360
     1,710    Eli Lilly and Co. ..........................................        119,546
    14,260    Johnson & Johnson...........................................        794,282
     4,000    Merck & Co., Inc. ..........................................        190,000
     9,980    Pfizer Inc. ................................................        342,114
     6,750    Wyeth.......................................................        244,080
-----------------------------------------------------------------------------------------
                                                                                2,138,382
-----------------------------------------------------------------------------------------
              TOTAL HEALTHCARE............................................      2,353,521
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 7.7%
AEROSPACE & DEFENSE -- 3.3%
    13,720    Lockheed Martin Corp. ......................................        714,538
     9,640    Northrop Grumman Corp. .....................................        517,668
-----------------------------------------------------------------------------------------
                                                                                1,232,206
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.5%
     6,300    Masco Corp. ................................................        196,434
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.6%
     2,400    Cooper Industries, Ltd., Class A Shares.....................        142,584
     7,350    Emerson Electric Co. .......................................        467,092
-----------------------------------------------------------------------------------------
                                                                                  609,676
-----------------------------------------------------------------------------------------
MACHINERY -- 0.7%
     3,920    Deere & Co. ................................................        274,949
-----------------------------------------------------------------------------------------
ROAD & RAIL -- 1.6%
     9,040    Burlington Northern Santa Fe Corp. .........................        317,033
     4,620    Union Pacific Corp. ........................................        274,659
-----------------------------------------------------------------------------------------
                                                                                  591,692
-----------------------------------------------------------------------------------------
              TOTAL INDUSTRIALS...........................................      2,904,957
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 2.6%
COMPUTERS & PERIPHERALS -- 1.0%
     5,230    Hewlett-Packard Co. ........................................        110,353
     2,890    International Business Machines Corp. ......................        254,753
-----------------------------------------------------------------------------------------
                                                                                  365,106
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.6%
     8,100    Accenture Ltd., Class A Shares+.............................        222,588
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.5%
     6,310    Novellus Systems, Inc.+.....................................        198,386
-----------------------------------------------------------------------------------------
SOFTWARE -- 0.5%
     6,530    Microsoft Corp. ............................................        186,497
-----------------------------------------------------------------------------------------
              TOTAL INFORMATION TECHNOLOGY................................        972,577
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MATERIALS -- 8.6%
CHEMICALS -- 6.3%
     8,090    Air Products & Chemicals, Inc. .............................    $   424,320
     8,540    The Dow Chemical Co. .......................................        347,578
    12,780    E.I. du Pont de Nemours & Co. ..............................        567,688
     9,100    Monsanto Co. ...............................................        350,350
     9,030    PPG Industries, Inc. .......................................        564,285
     3,070    Praxair, Inc. ..............................................        122,524
-----------------------------------------------------------------------------------------
                                                                                2,376,745
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
     8,770    Smurfit-Stone Container Corp.+..............................        174,961
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.8%
     3,560    Bowater Inc. ...............................................        148,060
    12,140    International Paper Co. ....................................        542,658
-----------------------------------------------------------------------------------------
                                                                                  690,718
-----------------------------------------------------------------------------------------
              TOTAL MATERIALS.............................................      3,242,424
-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.6%
    15,210    SBC Communications, Inc. ...................................        368,842
    31,480    Sprint Corp., Series 1 FON Shares...........................        554,048
    22,060    Verizon Communications Inc. ................................        798,351
-----------------------------------------------------------------------------------------
              TOTAL TELECOMMUNICATION SERVICES............................      1,721,241
-----------------------------------------------------------------------------------------
UTILITIES -- 5.4%
ELECTRIC UTILITIES -- 4.7%
     5,380    Cinergy Corp. ..............................................        204,440
     5,420    Dominion Resources, Inc. ...................................        341,894
     8,010    Energy East Corp. ..........................................        194,242
     4,160    Entergy Corp. ..............................................        233,002
     2,700    Exelon Corp. ...............................................         89,883
     2,610    FirstEnergy Corp. ..........................................         97,640
     1,970    NSTAR.......................................................         94,324
     3,710    PPL Corp. ..................................................        170,289
     8,610    TXU Corp. ..................................................        348,791
-----------------------------------------------------------------------------------------
                                                                                1,774,505
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 0.7%
     3,720    KeySpan Corp. ..............................................        136,524
     4,480    National Fuel Gas Co. ......................................        112,000
-----------------------------------------------------------------------------------------
                                                                                  248,524
-----------------------------------------------------------------------------------------
              TOTAL UTILITIES.............................................      2,023,029
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $30,052,411)....................     34,235,318
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)                   JUNE 30, 2004

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 5.2%
-----------------------------------------------------------------------------------------
CANADA -- 0.1%
     1,650    Finning International Inc. .................................    $    40,924
-----------------------------------------------------------------------------------------
SWITZERLAND -- 2.6%
     6,580    Novartis AG+................................................        290,395
     3,870    Roche Holding AG............................................        383,321
     3,380    Syngenta AG+................................................        283,489
-----------------------------------------------------------------------------------------
                                                                                  957,205
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 2.5%
    13,220    Diageo PLC+.................................................        178,191
    43,730    Reed Elsevier PLC...........................................        424,931
   159,740    Vodafone Group PLC..........................................        349,683
-----------------------------------------------------------------------------------------
                                                                                  952,805
-----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,718,173)....................      1,950,934
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.7%
$1,399,000    Federal Home Loan Bank Discount Notes, zero coupon bond to
                yield 1.000% due 7/1/04 (Cost -- $1,399,000)..............      1,399,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $33,169,584*)..........    $37,585,252
-----------------------------------------------------------------------------------------

+   Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:

    ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   JUNE 30, 2004

ASSETS:
  Investments, at value (Cost -- $33,169,584)...............  $37,585,252
  Cash......................................................           16
  Dividends and interest receivable.........................       58,828
  Receivable for securities sold............................       37,623
  Receivable for Fund shares sold...........................       10,945
  Receivable from administrator.............................        9,237
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   37,701,901
-------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................       72,500
  Investment advisory fee payable...........................       22,695
  Payable for Fund shares reacquired........................          251
  Accrued expenses..........................................       34,693
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      130,139
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $37,571,762
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $33,180,484
  Undistributed net investment income.......................      240,091
  Accumulated net realized loss on investment
     transactions...........................................     (264,973)
  Net unrealized appreciation of investments and foreign
     currencies.............................................    4,416,160
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $37,571,762
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    3,344,691
-------------------------------------------------------------------------
NET ASSET VALUE.............................................       $11.23
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED JUNE 30, 2004

INVESTMENT INCOME:
  Interest..................................................  $    2,288
  Dividends.................................................     434,303
  Less: Foreign withholding tax.............................      (5,745)
------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     430,846
------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)..........................     142,329
  Audit and legal...........................................      16,275
  Custody...................................................      15,840
  Shareholder communications................................      11,802
  Administration fee (Note 2)...............................      11,386
  Pricing fees..............................................       5,527
  Trustees' fees............................................       3,116
  Transfer agency services..................................       2,493
  Other.....................................................       7,072
------------------------------------------------------------------------
  TOTAL EXPENSES............................................     215,840
  Less: Expense reimbursement (Note 2)......................     (25,163)
------------------------------------------------------------------------
  NET EXPENSES..............................................     190,677
------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................     240,169
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
     Investment transactions................................   1,635,462
     Foreign currency transactions..........................         196
------------------------------------------------------------------------
  NET REALIZED GAIN.........................................   1,635,658
------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
     Investments............................................    (412,025)
     Foreign currencies.....................................         (18)
------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION...................    (412,043)
------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   1,223,615
------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $1,463,784
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2003

                                                                 2004          2003
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   240,169   $   486,498
  Net realized gain.........................................    1,635,658       268,945
  Increase (decrease) in net unrealized appreciation........     (412,043)    7,155,432
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    1,463,784     7,910,875
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................       (3,331)     (493,786)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................       (3,331)     (493,786)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    1,560,489     5,804,112
  Net asset value of shares issued for reinvestment of
     dividends..............................................        3,331       493,786
  Cost of shares reacquired.................................   (5,580,500)   (4,566,914)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (4,016,680)    1,730,984
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,556,227)    9,148,073
NET ASSETS:
  Beginning of period.......................................   40,127,989    30,979,916
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $37,571,762   $40,127,989
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $240,091        $3,057
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Fund") is a separate investment fund of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this fund and fifteen other separate investment funds: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Pioneer Fund, formerly known as Utilities, Large Cap, Equity Income, Convertible Securities, Merrill Lynch Large Cap Core, MFS Mid Cap Growth and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date;
(b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the bid and ask prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP;
(k) the Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Fund. TAMIC pays MFS 0.375% of the Fund's average daily net assets.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays TIC an administration fee calculated at an annual rate of 0.06% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the Fund's average daily net assets, plus $30,000, subject to a maximum of 0.06% of the Fund's average daily net assets.

     For the six months ended June 30, 2004, the Fund had a voluntary expense limitation in place of 1.00%. As a result, TIC has agreed to reimburse the Fund for expenses in the amount of $25,163. This expense limitation can be terminated at any time by TIC.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2004, the Fund paid transfer agent fees of $2,500 to CTB.

     For the six months ended June 30, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates did not receive any brokerage commissions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were substantially as follows:

-------------------------------------------------------------------------
Purchases...................................................  $ 8,567,799
Sales.......................................................   12,652,347
-------------------------------------------------------------------------

     At June 30, 2004, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation...............................  $4,768,176
Gross unrealized depreciation...............................    (352,508)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $4,415,668
------------------------------------------------------------------------

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                  JUNE 30, 2004      DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------
Shares sold.................................................         141,338               629,956
Shares issued on reinvestment...............................             299                45,825
Shares reacquired...........................................        (503,324)             (490,506)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        (361,687)              185,275
------------------------------------------------------------------------------------------------------

     5.  ADDITIONAL INFORMATION

     Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $1,726, its allocable share of the amount described above through a waiver of its fees.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  SUBSEQUENT EVENT

     The Board of Trustees of the Trust, on behalf of the Fund, has approved an amendment to the investment advisory agreement between the Fund and TAMIC, and an amendment to the sub-advisory agreement between TAMIC and MFS. Effective September 1, 2004, the investment advisory fee and sub-advisory fee will be revised from the annual rates of 0.75% and 0.375%, respectively, of the average daily net assets of the Fund, to a fee calculated at the annual rates in accordance with the following schedule:

                                                                 INVESTMENT
                                                                  ADVISORY      SUB-ADVISORY
AVERAGE DAILY NET ASSETS                                          FEE RATE        FEE RATE
--------------------------------------------------------------------------------------------
First $600 million..........................................        0.750%          0.375%
Next $300 million...........................................        0.725           0.350
Next $600 million...........................................        0.700           0.325
Next $1 billion.............................................        0.675           0.300
Over $2.5 billion...........................................        0.625           0.250
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                2004(1)     2003       2002      2001(2)    2000(2)    1999(2)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........     $10.83      $8.80     $10.83     $10.89      $9.93      $9.46
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................       0.07       0.13       0.12       0.11       0.11       0.13
  Net realized and unrealized gain (loss)...       0.33       2.04      (1.53)     (0.00)*     1.02       0.34
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........       0.40       2.17      (1.41)      0.11       1.13       0.47
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................      (0.00)*    (0.14)     (0.21)     (0.08)     (0.08)        --
  Net realized gains........................         --         --      (0.41)     (0.09)     (0.09)        --
--------------------------------------------------------------------------------------------------------------
Total Distributions.........................      (0.00)*    (0.14)     (0.62)     (0.17)     (0.17)        --
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............     $11.23     $10.83      $8.80     $10.83     $10.89      $9.93
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4).............................       3.70%++   24.61%    (13.14)%     1.00%     11.59%      4.97%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........    $37,572    $40,128    $30,980    $32,295    $23,326    $19,908
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)............................       1.00%+     1.00%      1.00%      1.00%      1.00%      0.99%
  Net investment income.....................       1.27+      1.44       1.38       1.01       1.05       1.26
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................         23%        57%        60%       123%        54%        41%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2004 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amounts of $25,163, $26,185, $44,292, $28,095, $15,528 and
    $24,087 for the six months ended June 30, 2004 and years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively. If such expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

          PER SHARE DECREASES                      EXPENSE RATIOS WITHOUT
        TO NET INVESTMENT INCOME                   EXPENSE REIMBURSEMENT
----------------------------------------  ----------------------------------------
2004   2003   2002   2001   2000   1999   2004   2003   2002   2001   2000   1999
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
$0.01  $0.01  $0.01  $0.01  $0.01  $0.02  1.14%+ 1.08%  1.13%  1.11%  1.07%  1.15%

(4) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced. Past performance is no guarantee of future results.

(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES                    INVESTMENT ADVISER
R. Jay Gerken, CFA
  Chairman                  Travelers Asset Management International Company LLC
Frances M. Hawk, CFA, CFP
Lewis Mandell               ADMINISTRATOR
Robert E. McGill, III
                            Travelers Insurance Company
OFFICERS
R. Jay Gerken, CFA          CUSTODIAN
President and
Chief Executive Officer     State Street Bank and Trust Company

Andrew B. Shoup
Senior Vice President and   TRANSFER AGENT
Chief Administrative
Officer                     Citicorp Trust Bank, fsb.

Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer

William D. Wilcox*
Chief Compliance Officer

Kaprel Ozsolak
Controller

Kathleen A. McGah
Secretary

Ernest J. Wright
Assistant Secretary

---------------
* As of July 23, 2004.

The Fund is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-842-9368 and (2) on the SEC's web site at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Portfolio Securities is available without charge upon request, by telephoning the Fund (toll-free) at 1-800-842-9368 and by visiting the SEC's web site at www.sec.gov.

Series Trust Semi-Annual (8-04) Printed in U.S.A.

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

            (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

            (a)   Not applicable.

            (b)   Attached hereto.




            Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

            Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

THE TRAVELERS SERIES TRUST

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         THE TRAVELERS SERIES TRUST
Date: September 8,2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         THE TRAVELERS SERIES TRUST
Date: September 8,2004

By:      /s/ Andrew B. Shoup
         Andrew B. Shoup
         Chief Administrative Officer of
         THE TRAVELERS SERIES TRUST

Date: September 8,2004